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                                                                   EXHIBIT 10.39

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
              STATE OF MISSOURI                                    NO.:    C600907002-007
[State seal]  OFFICE OF                                            DATE:    07/22/98
              ADMINISTRATION                                       REQ NO:  999818640
              DIV OF PUR & MAT MGMT                                BUYER:  GARY EGGEN
                                                                   PHONE:  573-751-2497  BUYER NO: 059
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RETURN AMENDMENT NO LATER THAN:                                          RETURN AMENDMENT TO:
DATE  :  08/05/98
TIME  :  05:00 PM                                                        DIVISION OF PURCHASING
                                                                         301 W. HIGH ST., ROOM 580
----------------------------------------------                           HARRY S. TRUMAN BUILDING
                                                                         JEFFERSON CITY, MO  65101

TO:     6971725
        TIER TECHNOLOGIES
        ATTN:  DAVID BEMAN
        500 BROADWAY, SUITE B
        JEFFERSON CITY, MO  65101
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                             NOTIFICATION OF RENEWAL FOR CONTRACT C600907002

                                         VARIOUS AGENCY LOCATIONS
                                           THROUGHOUT THE STATE


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                                        MUST BE SIGNED TO BE VALID

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AUTHORIZATION SIGNATURE                     PRINTED NAME                    TITLE

/s/ Michael F. Newbold                      Michael F. Newbold              VP of Legal Affairs
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COMPANY                                                                     DATE

Tier Technologies                                                           8/3/98
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MAILING ADDRESS                                                             PHONE

1350 Treat Blvd, Suite 250                                                  925-937-3950
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CITY                                                  STATE                 ZIP

Walnut Creek                                          CA                    94596
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STATE VENDOR NO. (IF KNOWN)                  FEDERAL TAX NO.                FAX NO.

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NOTICE OF AWARD (STATE USE ONLY)                                CONTRACT NO:

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ACCEPTED BY STATE OF MISSOURI AS FOLLOWS:



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BUYER                                          DATE                             DIRECTOR

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NO 500-0875
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                                                     --------------------------------------------------------

                                                       CONTRACT:  C600907002-007              PAGE         2

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



     AMENDMENT #007 TO CONTRACT C600907002

     TITLE:    CONSULTING SERVICES  -  IEF CASE TOOL

     CONTRACT PERIOD:  SEPTEMBER 1, 1998 THROUGH AUGUST 31, 1999

     THE STATE OF MISSOURI HEREBY EXERCISES ITS OPTION TO RENEW THE ABOVE-REFERENCED
     CONTRACT.

     THE CONTRACTOR SHALL INDICATE ON THE ATTACHED PRICING PAGES(S) THE FIRM FIXED PRICES
     FOR THE ABOVE CONTRACT PERIOD.  ANY PRICES QUOTED MUST NOT EXCEED THE PERCENTAGE OF
     DECREASE STATED IN THE CONTRACT (-4%).

     ALL OTHER TERMS, CONDITIONS AND PROVISIONS OF THE PREVIOUS CONTRACT PERIOD SHALL
     REMAIN THE SAME AND APPLY HERETO.  THE CONTRACTOR SHALL SIGN THE RETURN THIS
     DOCUMENT, ALONG WITH COMPLETED PRICING, ON OR BEFORE THE DATE INDICATED.

     NOTE:  THE CONTRACTOR'S FAILURE TO COMPLETE AND RETURN THIS DOCUMENT SHALL NOT STOP
            THE ACTION SPECIFIED HEREIN.  IF THE CONTRACTOR FAILS TO COMPLETE AND RETURN THIS
            DOCUMENT PRIOR TO THE RETURN DATE SPECIFIED OR THE EFFECTIVE DATE OF THE CONTRACT
            PERIOD STATED ABOVE, WHICHEVER IS LATER, THE STATE MAY RENEW THE CONTRACT AT THE SAME
            PRICE(S) AS THE PREVIOUS CONTRACT PERIOD OR AT THE PRICE(S) ALLOWED BY THE CONTRACT,
            WHICHEVER IS LOWER.




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